Sub-clauses 4(a)(i), (iv) and (v) and 4(f) contain restrictions an dealings with assets, Sub-clauses 4(a)(ii) (iii) and (vi) contain restrictions on the creation or subsistence of other security or other similar arrangements and Sub-clause 4(b) contains a request to H.M. Land Registrar to note a restriction in the Proprietorship Register.

AD 47 DEBENTURE (1995)

THIS DEBENTURE DEED made the 24th day of November 1997 BETWEEN Adaytum Limited (Company number 2520192) whose Registered Office is at 13 Great George Street, Bristol BSI 5RR (hereinafter called "the Company") of the first part and LLOYDS BANK PLC (hereinafter called "the Bank") of the second part

WITNESSES as follows:

1.       PAYMENT COVENANT

         The Company will pay to the Bank in accordance with any relevant agreement in writing between the Bank and the Company relating to the amounts hereby secured or, in the absence of such agreement, on demand all money and liabilities whether actual or contingent (including further advances made hereafter by the Bank and secured directly or indirectly by this Debenture) which now are or at any time hereafter may be due, owing or incurred by the Company to the Bank anywhere or for which the Company may be or become liable to the Bank on any current or other account or in any manner whatsoever without limitation (and whether alone or jointly with any other person, firm or corporation and in whatever style, name or form and whether as principal or surety and notwithstanding that the same may at any earlier time have been due owing or incurred to some other person, firm or corporation and have subsequently become due, owing or incurred to the Bank as a result of a transfer, assignment or other transaction or by operation of law) together with interest to the date of payment at such rate or rates as may from time to time be agreed between the Bank and the Company in writing or, in the absence of such agreement; at the rate of 2% above the Banks base rate for the time being in force in respect of any such money or liabilities denominated in sterling and 2% above the Bank's cost (as certified by the Bank) from time to tune of obtaining the relevant currency in respect of any such money or liabilities denominated in a currency other than sterling and commission and other banking charges and legal, administrative and other costs, charges and expenses incurred by the Bank in relation to this Debenture or in enforcing the security hereby created on a full and unqualified indemnity basis and a reasonable fee for any work undertaken by the Bank in relation to such enforcement

2.       INTEREST

         The Company will pay interest at the rate aforesaid on the money so due (whether before or after any judgment which may be recovered therefor) upon such days in each year as the Bank and the Company shall from time to time agree in writing or, in the absence of such agreement, as the Bank shall from time to time fix and (without prejudice to the right of the Bank to require payment of such interest) all such interest shall be compounded (both before and after any demand or judgment) upon such days in each year as the Bank shall from time to time fix.

3.       CHARGES

         (a) The Company with full title guarantee hereby charges with the payment of all money and liabilities and other sums hereby agreed to be paid or intended to be hereby secured (including any expenses and charges arising out of or in connection with the acts or matters referred to in Clauses 6, 9, 10,15 and 20 hereof) and so that the charges hereby created shall be a continuing security:

                  First: The freehold and leasehold property (if any) of the Company both present and future including (without prejudice to the generality of the foregoing) the properties (if any) specified in the Schedule hereto (and, where any such property is leasehold, any present or future right or interest conferred upon the Company in relation thereto by virtue of any Enfranchising Legislation as defined by Clause 13(a) hereof (including any rights arising as against any nominee purchaser pursuant thereto)) and all buildings and fixtures (including trade fixtures) fixed plant and machinery from time to time on any such property and all liens, mortgages, charges, options, agreements and rights, titles and interests (whether legal or equitable) of the Company in or over land or the proceeds of sale thereof of whatever description both present and future and all the right, title and interest of the Company in any such plant and machinery from time to time hired, leased or rented by the Company from third parties or acquired by the Company from third parties on a hire instalment or conditional purchase basis including (without prejudice to the generality of the foregoing) the Company's right to any refund of rentals or other payments.

                  Secondly:      All book debts both present and future due or
                                 owing to the Company or in which the Company is legally, beneficially, or otherwise interested
                                 (and the proceeds thereof) and the benefit of all rights relating thereto including (without prejudice to the generality of the foregoing) negotiable instruments, legal and equitable charges, reservation of proprietary rights, rights of tracing and unpaid vendors' liens and similar and associated rights.

                  Thirdly: All other debts, claims, rights and choses in action both present and future of the Company or in which the Company is legally, beneficially or otherwise interested (and the proceeds thereof) including (without prejudice to the generality of the foregoing):

                                 (i) deposits and credit balances held by the Company with the Bank or any third party from time to time both present and future (Including things in action which give rise or may give rise to a debt or debts) owing to the Company (and the proceeds thereof);

                                 (ii)     any amounts owing to the Company by
                                          way of rent, license fee, service
                                          charge or dilapidations by any tenant
                                          or licensee (in each case whether
                                          present or future) of any freehold or
                                          leasehold property from time to time
                                          forming part of the Charged Property
                                          and any ground rents and rent charges
                                          owing to the Company (and, in each
                                          case, the proceeds thereof);

                                 (iii) without prejudice to (iv) below, any amounts owing or which may become owing to the Company under any building, construction or development contract or by virtue of the Company's rights under any retention or other trusts, whether or not any certificate as to the amount due has been issued in respect thereof (and the proceeds thereof);

                                 (iv)     without prejudice to (v) below, all
                                          rights (and the proceeds of such
                                          rights) present or future, actual or
                                          contingent, arising under or in
                                          connection with any contract
                                          whatsoever in which the Company has
                                          any right; title or interest;

                                 (v) any amounts owing or which may become owing to the Company by way of damages, compensation or otherwise under any judgment or order of any competent authority howsoever arising; and

                                 (vi)     the benefit of all rights relating
                                          thereto including (without prejudice
                                          to the generality of the foregoing)
                                          such rights as are Secondly described
                                          in this Sub-clause.

                  Fourthly:      Where the Company for the time being carries on
                                 any business comprising or relating to the provision of credit (as defined by Section 9 of the Consumer Credit Act 1974) or any business comprising or relating to the bailment or (in
                                 Scotland) the hiring of goods:

                                 (i)      the full benefit of and all rights
                                          under all agreements now or hereafter
                                          entered into by the Company under
                                          which the Company has provided or
                                          agreed to provide credit (as so
                                          defined) to any person of any amount
                                          and all agreements now or hereafter
                                          entered into by any person other than
                                          the Company under which credit (as so
                                          defined) is provided or agreed to be
                                          provided and the benefit of which is
                                          assigned to or otherwise vested in the
                                          Company (all agreements described in
                                          this paragraph (i) being hereinafter
                                          referred to as "the Credit
                                          Agreements"), including all moneys
                                          payable under or in respect of the
                                          Credit Agreements;

                                 (ii)     the full benefit of and all rights
                                          under all agreements (not being Credit
                                          Agreements) now or hereafter entered
                                          into by the Company for the bailment
                                          or (in Scotland) the hiring of goods
                                          to any person and all agreements (not
                                          being Credit Agreements) now or
                                          hereafter entered into by any person
                                          other than the Company for such
                                          bailment or (in Scotland) hiring the
                                          benefit of which is assigned to or
                                          otherwise vested in the Company (all
                                          agreements described in this paragraph
                                          (ii) being hereinafter referred to as
                                          the "Hiring Agreements"), including
                                          all moneys payable under or in respect
                                          of the Hiring Agreements;

                                 (iii)    the full benefit of and all rights
                                          relating to the Credit Agreements and
                                          the Hiring Agreements (hereinafter
                                          together called "the Instalment Credit
                                          Agreements") including all legal and
                                          equitable charges and other securities
                                          and guarantees and the other rights
                                          and remedies expressly or impliedly
                                          reserved by the Instalment Credit
                                          Agreements and by such securities and
                                          guarantees;

                                 (iv)     the Company's present and future
                                          rights and interests (if any) in and
                                          to any chattels comprised in the
                                          Instalment Credit Agreements or
                                          securities and guarantees provided in
                                          relation thereto including (without
                                          prejudice to the generality of the
                                          foregoing) any right to damages
                                          relating thereto and the benefit of
                                          any warranties given in respect
                                          thereof insofar as the property or any
                                          interest in such chattels remains
                                          vested in the Company; and

                                 (v)      the full benefit of the Company's
                                          rights and interests (if any) in and
                                          to all insurance effected BY the
                                          Company or by any other person of any
                                          chattels comprised in any Instalment
                                          Credit Agreements or any security or
                                          guarantee provided in relation
                                          thereto.

                  Fifthly:       (i)      All stocks, shares, certificates of
                                          deposit, depositary receipts,
                                          securities and other interests and
                                          rights which are now or may at any
                                          time hereafter be owned by the Company
                                          or in which the Company may be
                                          legally, beneficially or otherwise
                                          interested including (without
                                          prejudice to the generality of the
                                          foregoing):

                                          (aa)     loan capital indebtedness or
                                                   liabilities on any account or
                                                   in any manner owing to the
                                                   Company both present and
                                                   future of the Company in (and
                                                   from) any company which now
                                                   is or may hereafter become a
                                                   subsidiary (as defined in
                                                   Section 736 of the Companies
                                                   Act 1985) of the Company;

                                          (bb)     the full benefit of all
                                                   stocks, shares, certificates
                                                   of deposit, depositary
                                                   receipts and securities which
                                                   or the certificates for which
                                                   are now or may at any time
                                                   hereafter be lodged by the
                                                   Company or on its behalf with
                                                   the Bank or held by the Bank
                                                   or its agents or transferred
                                                   to or registered in the name
                                                   of the Bank or its agents or
                                                   their respective nominees or
                                                   held by any party other than
                                                   the Company for or to the
                                                   order of the Bank at the
                                                   request of or by arrangement
                                                   with the Company;

                                          (cc)     all property and rights of
                                                   the Company in respect of any
                                                   account now or hereafter held
                                                   by or for the Company as
                                                   participant or as beneficiary
                                                   of a nominee or trustee
                                                   participant with any
                                                   clearance or settlement
                                                   system or depositary or
                                                   custodian or subcustodian or
                                                   broker (in each case, whether
                                                   in the UK or elsewhere)
                                                   relating to stocks, shares,
                                                   securities, certificates of
                                                   deposit, depositary receipts,
                                                   securities or other interests
                                                   or rights whatsoever without
                                                   limitation;

                                 (ii) all rights in respect of or incidental to the Charged Property described at
                                          (i) above (the Charged Property (i)
                                          and (ii) hereby Fifthly charged being
                                          hereinafter called "the Securities");
                                          and

                                 (iii)    all stocks, shares, securities,
                                          rights, moneys or property accruing or
                                          offered at any time by way of
                                          conversion, redemption, bonus,
                                          preference, option or otherwise to or
                                          in respect of any of the Securities
                                          including all dividends, interest and
                                          other income payable in connection
                                          therewith (the Charged Property (i) to
                                          (iii) hereby Fifthly charged being
                                          hereinafter called "Interests in
                                          Securities").

                  Sixthly: All present and future copyrights, patents, trademarks, brand names, inventions, design rights, know-how and all other intellectual property rights whatsoever without any limitation, whether registered or unregistered in all or any part of the world in which the Company is legally, beneficially or otherwise interested and the benefit of any pending applications for the same and all benefits deriving therefrom and thereunder including but not limited to royalties, fees, profit sharing agreements and income arising therefrom and all licences in respect of or relating to any intellectual property rights, whether such licences are granted to the Company or granted by the Company (the Charged Property hereby Sixthly charged being hereinafter called "Intellectual Property Rights").

                  Seventhly:     The goodwill and the uncalled capital of the
                                 Company both present and future.

                  Eighthly:      All other plant and machinery, fittings and
                                 equipment (not in any such case being the Company's stock-in--trade or work in progress) now or at any time hereafter belonging to the Company or in which the Company is legally, beneficially or otherwise interested, wherever situated and whether or not affixed to any freehold or leasehold property of the Company.

                  Ninthly: All the rights, interests and benefits of the Company under any present or future hire-purchase, conditional sale; credit sale, leasing or rental agreement to which the Company is a party in the capacity of hirer, purchaser or lessee including (without prejudice to the generality of the foregoing) the Company's right to any refund of rentals or other payments.

                  Tenthly: The undertaking and all property and assets of the Company both present and future including (without prejudice to the generality of the foregoing) heritable property and all other property and assets in Scotland and the Charged Property First, Secondly; Thirdly, Fourthly, Fifthly Sixthly, Seventhly, Eighthly and Ninthly described (if and in so far as the charges thereon or on any part or parts thereof herein contained shall for any reason be ineffective as fixed charges)

                  In this Debenture, the expression `Charged Property' means the undertaking, assets, properties, revenues, rights and benefits First, Secondly, Thirdly, Fourthly, Fifthly, Sixthly, Seventhly, Eighthly, Ninthly and Tenthly described in Sub-clause 3(a) hereof and references to the Charged Property include references to any part of it.

         (b) The security hereby created shall as regards the Charged Property First, Secondly, Thirdly, Fourthly. Fifthly, Sixthly, Seventhly, Eighthly and Ninthly described be first fixed charges (and as regards all those parts of the Charged Property First described now vested in the Company shall constitute a charge by way of legal mortgage thereon) and as regards the Charged Property Tenthly described shall be a first floating charge.

4.       RESTRICTIONS AND WARRANT

         (a)      The Company shall not without the consent in writing of the
                  Bank:

                  (i) sell, assign, license, sub-license, discount, factor or otherwise dispose of, or deal in any other way with the Charged Property (other than the Charged Property Tenthly described) provided that for the avoidance of doubt this Sub-clause 4(a)(i) shall not prevent the Company without such consent collecting proceeds of the book and other debts, monetary claims and choses in action forming part of the Charged Property in the ordinary course of the Company's business and paying the same into the Company's account(s) with the Bank in accordance with Sub-clause 4(f) and provided further that where the Bank makes a payment at the request of the Company which is debited to any account with the Bank which is for the time being in credit, the Bank shall be taken to have given any necessary consent for the purposes of this clause to such payment unless such payment was made as a result of some mistake of fact on the part of the Bank;

                  (ii) create or permit to subsist or arise any mortgage, debenture, hypothecation, charge, assignment by way of security, pledge or lien or any other encumbrance or security whatsoever (save a lien arising by operation of law in the ordinary course of business) upon the Charged Property;

                  (iii) enter into any contractual or other agreement or arrangement which has or may have an economic effect similar or analogous to any such encumbrance or security as would be prohibited by Sub-clause 4(a)
                           (ii);

                  (iv) transfer, sell or otherwise dispose of the whole or any material part of the Changed Property Tenthly described whether by a single transaction or a number of transactions whether related or not except by way of sale at full value in the rival course of trading as transacted at the date hereof;

                  (v) vary or purport to vary any Instalment Credit Agreement or any security or guarantee provided in relation thereto or give any consents or licences under the terms of any Instalment Credit Agreement or any security or guarantee provided in relation thereto provided that the Company shall not be prohibited by this covenant from agreeing to any such variation or giving any such licence or consent if to do so would not materially and adversely affect the value to the Bank for security purposes of such Instalment Credit Agreement or such security or guarantee and if to do so would not affect the validity or enforceability of such Instalment Credit Agreement or such security or guarantee; or

                  (vi) enter into any agreement with a financier, provider of money, creditor or any other party whatsoever (hereinafter called `the Financier') which has the economic effect of, or an economic effect similar to that of providing security in respect of or in connection with the provision of finance or credit by the Financier and which involves or may involve one or more of the following:

                           (aa) sales, agreement for sale or transfers of any property or rights whatsoever to the Financier; and/or

                           (bb) sales, agreements for sale or transfers actually or potentially on behalf of the Financier to any third party whatsoever, and/or

                           (cc) the grant or possible grant of authority by the Financier for sales, agreements for sale or transfers of the nature set out in (bb).

         (b) The Company hereby requests the Chief Land Registrar to register the following restriction on the Proprietorship Register of any registered land forming part of the Charged
                  Property:

                           "RESTRICTION

                           Except under an order of the Registrar no disposition by the proprietor of the land is to be registered without the consent of the proprietor of the charge dated ___________________ in favour of Lloyds Bank Plc referred to in the Charges Register."

         (c) The Company warrants that the charges contained in Clause 3 do not infringe any intellectual property rights whether registered or unregistered whatsoever and the Company agrees to indemnify the Bank against any loss, damage or expense which the Bank may suffer or incur as a result of any breach of the foregoing warranties or undertaking.

         (d) The Company shall consent to or concur in the entry of any registration, notice or memorandum on any register in the United Kingdom or elsewhere (including without limitation any registration under Section 25 of the Trade Marks Act 1994) which the Bank may require in order to register or note any interest it may have in, to or under the Charged Property Sixthly described (or any part thereof) and/or to restrict any dealings in, under or in connection with such Charged Property.

         (e) The Company shall waive and procure the waiver of any and all moral rights (being the rights conferred by chapter IV of the Copyright Designs and Patents Act 1988) which may affect or relate to the Charged Property as the Bank may required.

         (f) During the continuance of this security the Company shall pay into its account or accounts with the Bank the proceeds of the book and other debts, monetary claims and choses in action forming part of the Charged Property provided that the Bank shall be deemed to receive the amounts owing to the Company referred to in paragraph (ii) of the premises Thirdly described in Sub-clause 3(a) pursuant to the fixed charge contained therein and not pursuant to the fixed charge on freehold and leasehold property First described in that Sub-clause or as mortgagee in possession.

5. DEPOSIT OF TITLE DEEDS, ETC.

         The Company will deposit with the Bank and the Bank during the continuance of this security shall be entitled to hold and retain (unless held by a prior mortgagee at the date hereof and for as long as it remains the prior mortgagee):

         (a) all deeds and documents of title relating to the Company's freehold and leasehold and heritable property for the time being;

         (b) all stock and share certificates and documents of title relating to Interests in Securities;

         (c) all documents evidencing the Instalment Credit Agreements, and any securities and guarantees provided in relation thereto; and

         (d) all such (if any) deeds and documents of title relating to the Charged property Secondly, Thirdly, Sixthly and Ninthly described as the Bank may from time to time specify.

6.       FURTHER ASSURANCE AND NOTICE OF CRYSTALLISATION

         (a) The Company will at any time if and when required by the Bank execute to the Bank or as the Bank shall direct such further legal or other assignments, mortgages, securities, charges, agreements or other legal documentation as the Bank shall require of and on all or any of the Charged Property to secure all money and liabilities and other sums hereby agreed to be paid or intended to be hereby secured, such assignments, mortgages, securities, charges, agreements or other legal documentation to be prepared by or on behalf of the Bank at the cost of the Company and to contain all such clauses for the benefit of the Bank as the Bank may require including if so required by the Bank in the case of a mortgage or charge on any freehold or leasehold property any such clauses as are contained in any of the Bank's standard forms of mortgage from time to time and in the case of securities over inheritable property any such clauses as are contained in any of the Bank's standard forms of agreement from time to time. The Company will any time if and when required by the Bank give notice to such parties as the Bank may require of the charges hereby effected and any such further legal or other assignments, mortgages, securities, charges, agreements or other legal documentation and will take such other steps as the Bank may require to perfect any of the same.

         (b) Without prejudice to the security hereby constituted the Bank may at any time (either before or after demand has been made by the Bank for payment of the money hereby secured) by notice in writing to the Company convert the floating charge created by Sub-clause 3(a) hereof over the Charged Property Tenthly described with immediate effect into a fixed charge as regards any of the Charged Property Tenthly described specified in the notice.

7.       BANK'S POWERS OF SALE AND LEASING

         (a) The powers and remedies conferred on mortgagees by Section 101 of the Law of Property Act 1925 shall apply to this Debenture but without the restriction imposed by Section 103 of that Act and the statutory powers of leasing conferred on the Bank shall be extended so as to authorise the Bank to lease and make arrangements for leases at a premium or otherwise and accept surrenders of leases and grant options as the Bank shall think expedient and without the need to observe any of the provisions of Sections 99 and 100 of the said Act. The Bank in exercising its statutory power of sale and any receiver or receivers appointed by the Bank in exercising his or their powers hereunder shall be at liberty to sell at such price and on such terms and conditions as it or he or they in its or his or their sole discretion thinks) fit and shall not be under any duty or obligation to obtain the best or any particular price. Neither the Bank nor any such receiver or receivers shall be liable to the Company or any other party for any loss, damage, cost, expense or liability which the Company or any such party may suffer or incur as a direct or indirect result of the Bank exercising its statutory power of sale as hereby varied or extended, or such receiver or receivers exercising his or their powers hereunder.

         (b) In favour of a purchaser the money hereby secured shall be deemed to have become due on the day on which demand for payment thereof is made by the Bank and the statutory power of sale as hereby varied or extended shall be exercisable from and after that date, which date (without prejudice to the equitable right to redeem) shall be the redemption date.

8.       COMPANY'S POWERS OF LEASING AND LICENSING

         During the continuance of this security the statutory powers and any other powers of leasing, letting, entering into agreements for leases or lettings and accepting or agreeing to accept surrenders of leases shall not, in relation to any freehold or leasehold property now or at any time hereafter acquired by or belonging to the Company or any part thereof, be exercisable by the Company, nor shall the Company part with possession of the same or any part thereof, nor confer upon any person, firm, company or body whatsoever any lease, tenancy, licence, right or interest to occupy the same or any part thereof nor grant any licence or permission to assign, underlet or part with possession of the same or any part thereof without in any such case obtaining the consent of the Bank, signified in writing under the hand of any official of the Bank authorised by the Bank from time to time or any person authorised by such official.

9.       APPOINTMENT AND POWERS OF A RECEIVER

         (a) At any time after the Bank shall have demanded payment of any money or liabilities or other sums hereby secured or the Company shall have requested it so to do or a notice shall have been issued to convene a meeting for the purpose of passing a resolution to wind up the Company or such a resolution shall have been passed or a resolution shall have been passed by the Company's directors to seek an administration order in relation to the Company or a petition for a winding up or administration order relating to the Company shall have been presented or such an order shall have been made or a proposal for a voluntary arrangement shall have been made in relation to the Company under Part I of the Insolvency Act 1986 or a step shall have been taken outside the United Kingdom which is similar or analogous to any of the foregoing or the Bank shall have reasonable grounds for believing that any of the foregoing is imminent the Bank may, by writing under the hand of any official of the Bank authorised by the Bank from time to time or any person authorised by such official in writing, appoint any person or persons to be a receiver or joint receivers or several receivers or joint and several receivers of the Charged Property to act, in the case of two or more receivers, jointly, severally or jointly and severally (as the Bank may specify in the appointment) and to the extent permitted by law similarly to remove any receiver or receivers so appointed and appoint another or others in his or their place.

         (b) A receiver or receivers so appointed shall have power in the name of or on behalf and at the cost of the Company or at his or their option (but only with the specific approval in writing of the Bank) in the name of the Bank or at his or their option in his or their own name(s) (and in any case notwithstanding any administration or liquidation of the Company) to do or omit to do anything which the Company could do or omit to do and (in addition) to exercise mutatis mutandis all or any of the powers specified in schedule 1 to the Insolvency Act 1986 (whether or not such receiver is an administrative receiver) and in particular (but without prejudice to the generality of the foregoing) any such receiver or receivers may:

                  (i) deal with, take possession of, collect and get in any of the Charged Property;

                  (ii) carry on, manage, develop or diversity or concur in carrying on, managing, developing or diversifying any business of the Company or any part thereof and (without prejudice to the generality of the foregoing) such power shall include the power to carry out or complete (with or without modification) on any of the Charged Property any works of demolition, building, repair, construction, furnishing or any project or development in which the Company was engaged;

                  (iii) (for the purposes of exercising all or any of the powers conferred on the receiver or receivers hereunder or by statute) raise or borrow any money from or incur any other liability to the Bank or any other person, firm or corporation and on such terms as to interest or otherwise and with or without security as the receiver or receivers may think expedient and so that any such security may, with the prior written consent of the Bank be or include a charge on the Charged Property ranking either in priority to or pari passu with or after the security hereby created;

                  (iv)     forthwith and without the restriction imposed by
                           Section 103 of the Law of Property Act 1925, sell, _____, dispose of or concur in selling, realizing or disposing of (but where necessary with the leave of the Court) and without the need to observe any of the provisions of Sections 99 and 100 of the said Act let or concur in letting and surrender or concur in surrendering and accept surrenders of leases or tenancies of all or any of the Charged Property;

                  (v) carry any sale, exchange, realization, disposal, lease, tenancy or surrender of the Charged Property into effect by conveying, transferring, assigning, leasing letting, surrendering or accepting surrenders in the name and on behalf of the Company (or other the estate owner) and so that covenants and contractual obligations may be granted in the name of and so as to bind the Company (or other the estate owned so far as the receiver or receivers may consider it necessary, appropriate or expedient for the exercise of the powers conferred by this Debenture so to do. Any such sale, exchange, realisation, disposal, lease or tenancy may be for cash, debentures or other obligations, shares, stock or other valuable consideration and may be payable in a lump sum or by instalments spread over such period as the receiver or receivers shall think fit and so that any consideration received or receivable shall ipso facto forthwith be and become charged with the payment of all money and liabilities and other sums secured hereby. Plant, machinery and other fixtures may be severed and sold separately from the premises containing them without the consent of the Company being obtained thereto;

                  (vi) promote the formation of a subsidiary or subsidiaries of the Company with a view to such subsidiary or subsidiaries purchasing, leasing, licensing or otherwise acquiring interests in or the use of all or any of the assets of the Company or with a view to such subsidiary or subsidiaries engaging employees or providing management or other services or purchasing or selling agencies or distributors or for any other purpose or function which may be regarded as necessary or appropriate by such receiver or receivers from time to time;

                  (vii) arrange for such subsidiary or subsidiaries to trade or cease to trade as the receiver or receivers may think fit from time to time;

                  (viii) arrange for the purchase, lease, licence or acquisition of all or any of the assets of the Company by any such subsidiary or subsidiaries on a basis whereby the consideration may be for cash, shares, debentures, loan stock, convertible loan stock or other securities, shares of profits or sums calculated by reference to profits or turnover or royalties or licence fees or otherwise howsoever and whether or not secured on the assets of the subsidiary or subsidiaries and whether or not such consideration is payable or receivable in a lump sum or at any one time or a number of times or by instalments spread over such period as the receiver or receivers may think fit;

                  (ix) take any proceedings in relation to the Charged Property in the name of the Company or otherwise as may seem expedient;

                  (x) enter into any agreement or make any arrangement or compromise which he or they shall think expedient in respect of the Charged Property;

                  (xi) make and effect all repairs, renewals and any improvements of the Company's plant, machinery and effects and insure the Charged Property or maintain or renew all insurances of the same;

                  (xii) appoint managers, agents, officers and employees for any of the aforesaid purposes at such salaries and for such periods as he or they may determine and dismiss any of the same;

                  (xiii) adopt any contract of employment entered into between the Company and any of its employees with such variations to the contract as he or they may think fit and dismiss any such employees;

                  (xiv) cause the Company to grant such powers of attorney or appoint agents as he or they may from time to time think expedient;

                  (xv) do all such things as may be thought necessary for the management of the affairs, business and property of the Company; and

                  (xvi) do all such other acts and things as may from time to time be considered by such receiver or receivers to be incidental or conducive to any of the matters or powers aforesaid or otherwise incidental or conducive to the realisation of the Bank's security or the exercise of his or their functions as receiver or receivers.

         (c) All money received by such receiver shall be applied first in payment of his remuneration and the costs of realisation including all costs and expenses of or incidental to any exercise of any power hereby conferred, secondly in or towards the payment of any preferential debts which are by statute made payable in preference to the money hereby secured to the extent to which such preferential debts are made so payable and thirdly (if the receiver thinks fit, but not otherwise) in or towards payment of all or any of the matters referred to in paragraphs (i), (ii), (iii), (iv) of sub-section 109(8) of the Law of Property Act 1925 as he in his absolute discretion shall decide, and fourthly in or towards satisfaction of the Secured Obligations. Sub-section 109(8) of the Law of Property Act shall not apply.

         (d) Any receiver or receivers so appointed shall at all times and for all purposes be deemed to be the agent or agents of the Company and the Company shall be solely responsible for his or their acts or defaults and for his or their remuneration.

         (e) Any such receiver or receivers shall be entitled to remuneration for his or their services and the services of his or their firm(s) at a rate or rates or in an amount or amounts as may from time to time be agreed between the Bank and such receiver or receivers or (in default of agreement) as may be appropriate to the work and responsibilities involved upon the basis of charging from time to time adopted by the receiver or receivers in accordance with the current practice of the receiver or receivers or his or their firm(s) and without in either such case being limited by the maximum rate specified in Section 109(6) of the Law of Property Act 1925.

         (f) Only money actually paid by the receiver or receivers to the Bank shall be capable of being applied by the Bank in or towards satisfaction of any money or liabilities or other sums hereby secured.

         (g) All the foregoing provisions shall take effect as and by way of variation and extension of the provisions of Sections 99 to 109 inclusive of the said Act which provisions so varied and extended shall be regarded as incorporated herein.

10.      COVENANTS

         During the continuance of this security the Company shall:

         (a) within such period as is allowed by law for the laying and delivering of such accounts furnish to the Bank a balance sheet and profit and loss account complying with the provisions of the Companies Act 1935 and showing the true position of the Company's affairs in every financial year audited and reported upon by an accountant approved by the Bank and also from time to time such other information in respect of the assets and liabilities of the Company (including management accounts) as the Bank may reasonably require;

         (b) maintain at all times the aggregate value of the Company's good book debts and cash in hand as appearing in the Company's books and investments quoted on any recognised Stock Exchange and its marketable stock-in-trade (taken at cost or market price whichever may be the lower according to the best estimate that can be formed without it being necessary to take stock for the purpose) at such sum (if any) as the Bank may from time to time require by not less than one month's notice in writing to the Company (and in the absence of such notification from the Bank at a sum which is equal to the money and liabilities and other sums from time to time owing or incurred to the Bank plus a margin of one hundred percent (100%) and on such dates (if any) in every year as may from time to time be required by the Bank the Company shall obtain and furnish to the Bank a certificate showing the said aggregate value together with details of any amounts payable by the Company and outstanding which under Sections 175 and 386 of the Insolvency Act 1986 or under any other statute would in the event of the liquidation of the Company constitute preferential debts. Such certificate shall be signed by the Managing Director of the Company for the time being or, if there shall be no Managing Director, then by one of the Directors of the Company. For the purposes of this Sub-clause there shall be disregarded:

                  (i) any stock-in-trade the property in which remains in the seller notwithstanding that the Company may have agreed to purchase the same and notwithstanding that the same may be in the possession, order or disposition of the Company;

                  (ii) any book debts or cash in hand deriving from any such stock-in-trade as is referred to in paragraph (i) of this Sub-clause;

         (c) maintain at all times the aggregate value or the amounts remaining to be paid under the Instalment Credit Agreements for the time being deposited with and approved by the Bank for this purpose (hereinafter called "the Approved Instalment Credit Agreements') (excluding those Approved Instalment Credit Agreements under which instalments are more than six months in arrears) at such sum (if any) as the Bank may from time to time require by not less than one month's notice in writing to the Company and on such dates (if any) in every year as may from time to time be required by the Bank the Company shall obtain from the Managing Director of the Company for the time being or if there shall be no Managing Director then from one of the Directors of the Company and furnish to the Bank a certificate showing the said aggregate value (including a full explanation as to how that value was calculated);

         (d) keep all buildings and fixtures hereby charged in a good state of repair and all plant and machinery in good working order and condition and insure and keep insured all its property and effects of every description in an office or offices or with other insurers to be approved by the Bank against loss or damage by fire and such other contingencies and risks as may be required by the Bank in their full reinstatement value for the time being in the joint names of the Company and the Bank or with the interest of the Bank endorsed on the policy or policies or noted as the Bank may require and will (unless deposited with a prior mortgagee at the date hereof and for as long as it remains the prior mortgage or unless the insurance to which such policy or policies relate and which was approved by the Bank was effected by a landlord with the respective interests of the Bank and the Company endorsed or noted thereon) deposit with the Bank such policies as may be required by the Bank and will duly pay all premiums and sums payable for this purpose and produce the receipts therefor to the Bank within seven days of their becoming due and payable. If default shall at any time be made by the Company in keeping its buildings and fixtures and plant and machinery or any part thereof in a good state of repair and in good working order or in effecting or keeping up any such insurance or in producing to the Bank any such policy or receipt, it shall be lawful for, but not obligatory on, the Bank to repair and maintain the same with power to enter any of the Company's property for that purpose or as the case may require to effect or renew any such insurance as aforesaid as the Bank shall think fit and any sum or sums so expended by the Bank shall be repayable by the Company to the Bank on demand together with interest as provided in Clauses 1 and 2 hereof from the date of payment by the Bank as aforesaid. All money which may at any time be received or receivable under any such insurance or any other insurance covering any of the property and effects of the Company against such risks as aforesaid shall be held in trust for the Bank and (at the Bank's option) shall either be paid to the Bank or shall be applied in replacing, restoring or reinstating the property destroyed or damaged;

         (e) not (except with the prior consent in writing under the hand of an official of the Bank and then only on such terms and conditions as the Bank may specify) sever or remove from the Charged Property First described any trade or other fixtures, fixed plant and machinery for the time being thereon except for the purpose of renewing or replacing the same by trade or other fixtures or fixed plant and machinery of equal or greater value;

         (f) comply with all relevant licences, consents, permissions and conditions from time to time granted or imposed by the Planning Acts (which shall bear the meaning given to it by Sub-clause 24(a) hereof) and not without the prior written consent of the Bank to enter into any agreement with any relevant planning authority affecting the Charged Property First described;

         (g) forthwith upon receipt of any permission, notice, order, proposal or recommendation given or issued by any competent planning authority to the owner or occupier of the Charged Property First described or any notice under Section 146 of the Law of Property Act 1925 or otherwise from any superior landlords of the Charged Property First described forward the same or a true copy thereof to the Bank;

         (h) not to make or consent to the making of any application for planning permission or any other application under the Planning Acts affecting the Charged Property First described unless either the Bank has consented in writing to such application being made or a copy of the proposed application has been sent to the Bank at least one month before the date of the application and the Bank raises no objection to the making of the application;

         (i) permit the Bank or its agents at any time to enter upon the Charged Property First described for the purpose of establishing whether or not the Company is complying fully with its obligations under this Debenture;

         (j) not take or knowingly fail to take any action which does or might reasonably be expected to adversely affect any registration of the Intellectual Property Rights;

         (k) maintain and defend the Intellectual Property Rights at all times (including without limitation by paying at the Company's expense all recordal and renewal fees) and taking all action reasonably necessary to defend such Intellectual Property Rights against any action, claim or proceeding brought or threatened by any third party to stop infringements thereof by any third party;

         (l) not abandon or cancel or authorise any third party to do any act which would or might invalidate and jeopardise or be inconsistent with the Intellectual Property Rights and will not omit or authorise any third party to omit to do any act which by its omission would have that effect or character; and

         (m) promptly notify the Bank of any infringement by any third party of any Intellectual Property Rights.

6.       ENVIRONMENTAL OBLIGATIONS

         (a)      In this Debenture the expressions:

                  (i) "Environmental Laws" means all laws (statutory common law or otherwise) including, without limitation, circulars, guidance notes and codes or practice from time to time regulating the carrying on of any process or on premises and any emissions from and all waste produced by such process or activity and any such chemicals or substances relating to the same whether relating to health and safety, the workplace, the environment or the provision of energy (including without limitation the Health and Safety at Work etc Act 1974, the Control of Pollution Act 1974, the Environmental Protection Act 1990, the Water Industry Act 19912, the Water Resources Act 1991, the Clean Air Acts, the Alkali and c. Works Regulation Act 1906, the Planning Hazardous Substances Act

                           1990, the Public Health Acts and the Radioactive Substances Act 1960 and any European Community legislation regulating the same) from time to time in force and any other instrument, plan, regulation, permission, authorisation and direction made or issued thereunder or deriving validity therefrom; and

                  (ii) "Environmental License" means any permit, license, authorization, consent or other approval required by or given pursuant to any Environmental Laws.

         (b)      The Company covenants with the Bank that the Company shall:

                  (i) obtain all requisite Environmental Licenses applicable to the Charged Property and comply with the terms and conditions of same;

                  (ii) comply with all Environmental Laws applicable to the Charged Property and not permit a contravention of the same;

                  (iii) notify the Bank of the receipt of and content of all claims, notices or other communication in respect of any alleged breach of any Environmental Law or the terms and conditions of any Environmental Licenses which may, if substantiated, have a material adverse effect on the market value of the Charged Property and shall forthwith take such steps as the Bank may direct to remedy and/or cease the continuation of any such alleged breach;

                  (iv) promptly pay all fees and other charges in respect of any Environmental License applicable to the Charged Property;

                  (v) forthwith notify the Bank of the receipt of and the contents of any notices or other communication varying or suspending any Environmental License relating to the Charged Property and forthwith take such steps as the Bank may direct to reinstate in full force and effect any Environmental License so varied or suspended; and

                  (vi) forth with supply the Bank with copies of any environmental reports, audits or studies undertaken in relation to the Charged Property.

12.      INSTALLMENT CREDIT AGREEMENTS

         (a) The Company hereby expressly warrants and undertakes in relation to each Approved Installment Credit Agreement, as and when the same is deposited with the Bank:

                  (i) that such Approved Installment Credit Agreement and any security or guarantee provided in relation to it is fully valid and enforceable in accordance with its terms, and that the form and content of the Approved Instalment Credit Agreement any security or guarantee provided in relation to it complies with any relevant law including (without limitation) the Consumer Credit Act 1974 and the regulations made thereunder and that the creditor or owner under any such Instalment Credit Agreement has complied with all other requirements under any such law in relation to the provision of such credit;

                  (ii) that any deposit or advance payment as the case may be shown as paid under such Approved Instalment Credit Agreement has in fact been paid in the manner therein stated;

                  (iii) that (except where otherwise agreed) the sum stated in such Approved Instalment Credit Agreement (or in the schedule accompanying such Approved Instalment Credit Agreement) as outstanding in respect of such Approved Instalment Credit Agreement, is in fact outstanding at such date;

                  (iv) that the particulars of any person providing any security or guarantee and of any assets secured appearing in any such Approved Instalment Credit Agreement are correct in every respect and that such assets are in existence;

                  (v) that save as otherwise notified the Company is not aware of any proceedings brought against it or threatened or contemplated in respect of any representation, breach of condition, breach of warranty or other express or implied term contained in any Approved Instalment Credit Agreement;

                  (vi) in any case where the debtor or hirer under an Approved Instalment Credit Agreement is by statute given the right to cancel the Approved Instalment Credit Agreement, that the statutory period of cancellation has expired without the right having been exercised;

                  (vii) that (save as disclosed in writing to the Bank) no agreement has been entered into, varying the terms of the Approved Instalment Credit Agreement or any security or guarantee provided in relation to it;

                  (viii) that all documents constituting the Approved Instalment Credit Agreement and any security or guarantee provided in relation to it and all deeds and documents of title connected therewith have been or are deposited with the Bank;

                  (ix) that the Company has no knowledge of any fact which would or might prejudice of affect any right, power or ability of the Bank or any receiver appointed by it to enforce such Approved Instalment Credit Agreement or any security or guarantee provided in relation to it or any term or terms thereof.

         (b) The Company agrees that it will perform all its obligations (including without limitation obligations as to maintenance) devolving on it by or in relation to the Approved Instalment Credit Agreements and any security or guarantee provided in relation to them.

         (c)      The Company further agrees that it will:

                  (i) (if it carries on a consumer credit business or a consumer hire business as defined by the Consumer Credit Act 1974) obtain and at all times maintain a current consumer credit license and consumer hire license under the Consumer Credit Act 1974, where appropriate covering in the canvassing off trade premises of debtor-creditor-supplier agreements and consumer hire agreements, and will advise the Bank forthwith should it receive notice from the Director General of Fair Trading that he is minded to refuse any application for he grant or renewal of such license or that he is minded to revoke or suspend any such license; and

                  (ii) procure that any person by whom the debtor or hirer under any Instalment Credit Agreement was introduced to the Company had and at all relevant times maintains (if required by law so to do) a current credit-broker's license under the Consumer Credit Act 1974, where appropriate covering the canvassing off trade premises of debtor-creditor-supplier agreements and consumer hire agreements, and will advise the Bank forthwith should it come to the Company's attention that such license was not at any relevant time maintained.

13.      FRANCHISING LEGISLATION

         (a) In this Debenture the expression "Enfranchising Legislation" means any legislation conferring upon a tenant or tenants of property (whether individually or collectively with other tenants of that or other properties) the right to acquire a new lease of that property or to acquire or require the acquisition by a nominee of the freehold or any intermediate reversionary interest in that property including (without limitation) the Leasehold Reform Act 1967 and the Leasehold Reform Housing and Urban Development Act 1993 but does not include Part II of the Landlord and Tenant Act of 1954.

         (b)      The Company covenants with the Bank as follows:

                  (i) Where any of the Charged Property First described Clause 3(a) hereof is held under a lease:

                           (aa) to notify the Bank forthwith if such property becomes subject to an Estate Management Scheme pursuant to Chapter IV or
                                    Part I of the Leasehold Reform, Housing and
                                    Urban Development Act 1993 and to provide a copy of the scheme deed as approved by the relevant leasehold valuation tribunal;

                           (bb) to notify the Bank before exercising (whether individually or collectively with others) any right conferred upon the Company in relation to the property by Enfranchising Legislation and to supply to the Bank such information as it may reasonably require in relation to the exercise of such right;

                           (cc) not without the prior written consent of the Bank to agree the terms of any new lease of the property (with or without any further property) to be granted to the Company pursuant to any Enfranchising Legislation or otherwise;

                           (dd) if as a result of the exercise of any rights conferred by Enfranchisng Legislation or otherwise the freehold interest and/or any intermediate reversionary interest in the property becomes vested in a third party on behalf of the Company (with or without others) forthwith to supply to the Bank particulars of such third party and (where such third party is a body corporate) details of any shares therein to be issued to the Company and to deliver the share certificate in respect thereof to the Bank when received.

                  (ii) Where any of the Charged Property First described in Clause 3(a) hereof or any part of it is or (without prejudice to Clause 8) becomes subject to any tenancy:

                           (aa) forthwith to notify the bank on receipt of (and to provide to the Bank a copy of) any notices received from any tenant of the property or any part of it pursuant to the provisions of any Enfranchising Legislation;

                           (bb) not without the prior written agreement of the Bank to serve upon any tenant of the property or any part of it a notice pursuant to the provisions of any Enfranchising Legislation;

                           (cc) to serve such notices in such form and to take such other steps as the Bank may reasonably require following the exercise by any tenant of the property or any part of it of any rights arising under Enfranchising Legislation;

                           (dd) not without the prior written agreement of the Bank to enter into any agreement to grant a new lease to any tenant of the property or any part of it pursuant to or in consequence of the operation of any Enfranchising Legislation; and

                           (ee) not without the prior written agreement of the Bank to enter into any agreement pursuant to or in consequence of the operation of any Enfranchisng Legislation to transfer to any person or persons the Company's interest in the property subject to the security hereby created and (if such agreement be given) to provide to the Bank such information in respect of any such transfer and its terms (including the identity of the transferees) as the Bank may reasonably require.

14.      POWER OF ATTORNEY

         The Company hereby irrevocably appoints the Bank and the persons deriving title under it and its and their substitutes and any receiver or receivers appointed under the foregoing provisions hereof jointly and also severally to be its attorney for it and in its name and on its behalf and as its act and deed or otherwise to make any alteration or addition or deletion in or to and/or to execute any deed or document which the bank may require for perfecting its title or for vesting any of the Charged Property in the Bank or its nominees or any purchaser and to redeliver the same thereafter and otherwise generally to create, issue, sign or otherwise execute and deliver and perfect any such legal or other assignment, mortgage, security, charge, agreement, or other legal documentation as aforesaid and to give notice thereof or of the charges hereby effected and to perfect the same or (without executing any such assignment mortgage, security, charge, agreement or other legal documentation) and deed, assurance, document or act which may be required or may be deemed proper by the receiver or receivers (whether in favour of the Bank or any other person and whether for the purpose of exercising any power conferred by Clauses 6, 7 or 9 hereof or otherwise) on or in connection with any sale, realisation, disposal, lease, tenancy or surrender or getting in by the Bank or by any such receiver or receivers as aforesaid under any power applicable thereto or in connection with any other exercise of any power hereunder and (without limiting the generality of the foregoing) to sign or otherwise execute and deliver on behalf of or in the name of the company any legal or equitable mortgage on any Interests in Securities, to do any thing which the attorney may consider necessary or desirable to do consequent upon regulations made pursuant to Section 207 of the Companies Act 1989 and to file any particulars or other documents considered by the attorney to be necessary or desirable to be filed with the Registrar of Companies pursuant to any of the sections in Part XII or Chapter III of Part XXIII of the Companies Act 1985. Without prejudice to the generality of the foregoing, the Company hereby covenants with the Bank and separately with any such receiver or receivers as aforesaid that if required so to do it will ratify and confirm (i) all transactions entered into by the Bank or any such receiver or receivers or by the Company at its, his or their instance in the exercise or purported exercise of its, his or their powers and
         (ii) all transactions entered into by the Bank or any such receiver or receivers in signing or otherwise executing and delivering and otherwise perfecting any assignment, mortgage, security, charge, deed, agreement, other legal documentation, assurance or act as aforesaid. The Company irrevocably acknowledges and agrees that the said power of attorney is given to the bank and to the receiver or receivers (inter alia) to secure the performance of the obligations owed to it, him or them by the Company.

15.      INDEMNITY

         The Company hereby agrees to indemnify the Bank and any receiver or receivers appointed by it and their respective employees and agents (as a separate covenant with each such person indemnified) against:

         (a) all existing and future rents, rates, taxes, duties, charges, assessments and outgoings now or at any time payable in respect of the Charged Property or by the owner or occupier thereof; and

         (b) all costs, claims, demands, expenses, charges, assessments, impositions, fines and sums and the consequences of any proceedings or prosecutions arising directly or indirectly from or in connection with any breach by the Company of any Environmental Law;

         in each case, whether imposed by deed or statute or otherwise and whether of the nature of capital or revenue and even though of a wholly novel character. If any such sums shall be paid by the Bank or any such receiver or receivers or any of their respective employees or agents, the same shall be paid by the Company on demand with interest as provided in Clauses 1 and 2 hereof from the time or respective times of the same having been paid or incurred to the date of payment in full, but the Bank shall not be deemed to have taken possession of the Charged Property by reason of such payment.

16.      NOTICE OF SUBSEQUENT CHARGES, ETC.

         If the Bank receives notice of any subsequent assignment, mortgage, security, charge or other interest affecting the Charged Property the Bank may open a new account or accounts for the Company; if the Bank does not open a new account it shall nevertheless be treated as if it had done so at the time when it received notice and as from that time all payments made by or on behalf of the Company to the Bank shall be credited or be treated as having been credited to the new account and shall not operate to reduce the amount due from the Company to the Bank at the time when it received notice.

17.      SET-OFF

         Without prejudice to any other rights whatsoever which the Bank may have whether under general law or by implication or otherwise, the Bank shall have the right at any time or times and without notice to the Company (as well before as after any demand hereunder or otherwise) to combine or consolidate all or any of the then existing accounts (including accounts in the name of the Bank with any designation which includes the name of the Company) and liabilities to the Bank of the Company and/or set off or transfer any sum or sums standing to the credit of any one or more of such accounts (whether subject to notice or restriction on availability or not and whether denominated in sterling or in a foreign currency) in or towards satisfaction of any of the liabilities of the Company to the Bank on any other account or in any other respect, whether such liabilities be actual, contingent, primary, collateral, several or joint and whether as principal or surety. In the case of all accounts (whether denominated in sterling or in a foreign currency) the Bank may at its sole discretion, and with or without notice to the Company, elect to convert all or any of the sum or sums standing to the credit of any such account or accounts (in whole or in part) into the currency or currencies of the whole or any part of the money and liabilities hereby secured (deducting from the proceeds of the conversion any currency premium or other expense) and the rate of exchange shall be the Bank's spot rate for selling the currency or currencies of the money and liabilities hereby secured for the currency of the sum standing to the credit of such account at or about 11:00 a.m. in London on the date that the Bank exercises its rights of conversion hereunder.

18.      NOTICES AND DEMANDS

         (a) Any notice or demand by the Bank shall be deemed to have been sufficiently given or made if:

                  (i) sent by hand or prepaid letter post to or left at the registered office of the Company stated herein or the address of the Company last known to the Bank; or

                  (ii) sent by telex or facsimile to the last known telex or facsimile number relating to any such address or office.

         (b) Any such notice or demand given or made under Sub-clause 18(a) shall be deemed to have been served on the Company:

                  (i) at the time of delivery or, as the case may be, at the time it is left at the address referred to in Sub-clause 18(a) (i) above, if sent by hand;

                  (ii) at the earlier of the time of delivery or 10:00 a.m. on the day after posting (or, if the day after posting be a Sunday or any other day upon which no delivery of letters is scheduled to be made, at 10:00 a.m. on the next succeeding day on which delivery of letters is scheduled to be made), if sent by prepaid letter post;

                  (iii) at the time of transmission, if sent by telex or facsimile (and a facsimile shall be deemed to have been transmitted if it appears to the sender to have been transmitted from a machine which is apparently in working order); or

                  (iv) on the expiry of 72 hours from the time of despatch in any other case.

         (c) Service of legal proceedings in the manner described in Sub-clause 18(a) (i) above shall be deemed to constitute good service.

         (d) Any notice or communication required to be served by the Company of the Bank under the terms of this Debenture shall be sent by recorded delivery or registered post to the Bank at the address stated herein or at such other address as may be notified in writing by the Bank to the Company for this purpose.

19.      CURRENCY CONVERSION

         The Bank may at its sole discretion, and with or without notice to the Company, elect to convert all or any part of any sum received by the Bank pursuant to this Debenture (in whole or in part) into the currency or currencies of the whole or any part of the money and liabilities hereby secured (deducting from the proceeds of the conversion any currency premium or other expense) and the rate of exchange shall be the Bank's spot rate for selling the currency or currencies of the money and liabilities hereby secured for the currency of the sum received by the Bank hereunder at or about 11:00 a.m. in London on the date that the Bank exercises its right of conversion hereunder.

20.      PAYMENTS AND COSTS

         (a) The Bank may apply, allocate or appropriate the whole or any part of any payment made by the Company hereunder and any moneys received by the Bank from any receiver or receivers appointed by the Bank hereunder or from any liquidator or administrator of the Company or from the proceeds of realization of any part of the Charged Property to such part or parts of the money and liabilities due owing or incurred by the Company to the Bank as the Bank may in its sole discretion think fit to the entire exclusion of any right of the Company to do so.

         (b) If any payment made by or on behalf of the Bank hereunder includes Value Added Tax or if any payment due to the Bank hereunder shall be in reimbursement of any expenditure by or on behalf of the Bank which includes Value Added Tax, then such Value Added Tax shall be payable by the Company to the Bank on demand.

         (c) Without prejudice to the generality of Clauses 1 and 9 hereof, the Company shall pay to the Bank all costs incurred or suffered by the Bank, and any receiver or receivers appointed by the Bank shall be entitled to recover as a receivership expense all costs incurred or suffered by him or them:

                  (i) in connection with any application under Part II or III of the Insolvency Act 1986; and

                  (ii) in defending proceedings brought by any third party impugning the Bank's title to this security or the enforcement or exercise of the rights and remedies of the Bank or of such receiver or receivers hereunder.

21.      NON-MERGER, ETC

         (a) Nothing herein contained shall operate so as to merge or otherwise prejudice or affect any bill, note, guarantee, mortgage or other security or any contractual or other right which the Bank may at any time have for any money or liabilities or other sums due, owing or incurred by the Company to the Bank or any right or remedy of the Bank thereunder and any receipt, release or discharge of the security provided by or of any liability arising under this Debenture shall not release or discharge the Company from any liability to the Bank for the same or any other money which may exist independently of this Debenture, nor shall it release or discharge the Company from any liability to the Bank under the indemnity contained in Clause 15.

         (b) Where the security hereby given to the Bank initially takes effect as a collateral or further security then, notwithstanding any receipt, release or discharge endorsed on or given in respect of or under the principal security to which this Debenture operates as a collateral or further security, the security hereby provided shall in respect of any money or liabilities or other sums which were originally intended to be secured be an independent security for any such money or liabilities or other sums.

         (c) The security hereby created is in addition to any other security or securities which the Bank may now or from time to time hold or take from the Company.

22.      PARTIAL INVALIDITY

         Each of the provisions in this Debenture shall be severable and distinct from one another and if at any time one or more of such provisions is or becomes invalid, illegal or unenforceable the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

23.      MISCELLANEOUS

         (a) Nothing that shall be done by or on behalf of the Bank shall render it liable to account as a mortgagee in possession for any sums other than actual receipts.

         (b) The restriction on the right of consolidating mortgage securities contained in Section 93 of the Law of Property Act 1925 shall not apply to this Debenture or any further or other security entered into pursuant to this Debenture.

         (c) Any change in the constitution of the Bank or its absorption of or amalgamation with any other person or the acquisition of all or part of its undertaking by any other person shall not in any way prejudice or affect its or their rights hereunder and the expression "Bank" shall include any such other person.

         (d) If (but for this Sub-clause) any company which has issued any Securities would by virtue of this Debenture be a "subsidiary undertaking" or "associated undertaking" (both as defined by the Companies Act 1985) of the Bank, then the Bank or its nominee shall only exercise any voting rights in relation to such Securities in accordance with the Company's instructions an in the Company's interest, except where the Bank or its nominee is exercising such voting rights for the purpose of preserving the value of the security hereby created or for the purpose of realising such security.

         (e) Unless and until the Bank shall have made demand for payment of any or all the money or liabilities hereby secured or one of the other events mentioned in Sub-clause 9(a) hereof shall have occurred, the Bank shall not be entitled (except for the purposes mentioned in Sub-clause 10(d) hereof) to enter upon the Company's freehold or leasehold or heritable property or to obtain possession thereof.

24.      INTERPRETATION

         (a)      In this Debenture:

                  (i) any reference to a statute shall be construed as a reference to that statute as modified or re-enacted from time to time or any analogous provision or rule under any applicable foreign law;

                  (ii) any reference to a person shall include an individual, company, partnership, joint venture, association, organization or trust (in each case, whether or not having separate legal personality);

                  (iii) the expression "Planning Acts" means all legislation from time to time regulating the development, use, safety and control of property including without limitation the Town and Country Planning Act 1990 and any other instrument, plan, regulation, permission and direction made or issued thereunder or deriving validity therefrom; and

                  (iv) any reference to a currency or currencies shall include the unit of account known as the European Currency Unit (ECU) or any currency or currencies that may at any time in the future be adopted by all or any countries of the European Union.

         (b) Except where other-wise expressly provided, the scope of each part of the Charged Property described in Sub-clause 3(a) hereof shall not in any way be limited or restricted by reference to or inference from the description of any other such part.

         (c) For the avoidance of any doubt, the rights, powers and discretions conferred upon the Bank by or pursuant to this Debenture shall (unless otherwise expressly stated) apply and be exercisable regardless of whether a demand has been made by the Bank of any money or liabilities hereby secured and regardless of whether the power of sale or other powers and remedies conferred on mortgagees by the Law of Property Act 1925 or this Debenture shall have arisen or become exercisable.

         (d)      The clause headings shall be ignored in construing this deed.

         (e) The expression "the Bank" hereinbefore used shall include the Bank's successors in title and/or assigns, whether immediate or derivative, and any such other person as is referred to in Clause 23(c). Any appointment or removal under Clause 9 hereof or consents hereunder may be made or given by writing, signed or sealed, by any such successors and assigns and the Company hereby irrevocably appoints each of such successors and assigns to be its attorney in the terms and for the purposes in Clause 14 hereinbefore set forth.

IN WITNESS whereof the parties hereto have signed or sealed this Debenture as a deed and have delivered it upon its being dated.

                                  THE SCHEDULE
                                (Registered Land)

--------------------------------------------------------------------------------

Premises at                     County/District         Registered at H.M. Land
                                                        Registry under Title No.

                  THE COMMON SEAL OF

                  ADAYTUM LIMITED

                  WAS AFFIXED TO THIS DEED IN THE PRESENCE OF:

                  ___________________________DIRECTOR

                  ___________DIRECTOR/COMPANY SECRETARY

                  OR

                  SIGNED AS A DEED ON BEHALF OF

                  ADAYTUM LIMITED

                  /s/ Mike Hartley              DIRECTOR
                  -----------------------------

                  /s/ James Williams COMPANY SECRETARY
                  ------------------

                  SIGNED AS A DEED BY

                  /s/ Ian Courthope Wood
                  ------------------------------------------------
                  AS ATTORNEY FOR AND ON BEHALF OF LLOYDS BANK, PLC IN THE PRESENCE OF:

                  ____________________________________________

                  ____________________________________________

THIS DEED OF RELEASE made the _________________ day of ________________ 19__.

BETWEEN LLOYDS BANK PLC (hereinafter called "the Bank") of the one part and the within-named Company (hereinafter called "the Company") of the other part

WITNESSES that the Bank HEREBY RELEASES unto the Company ALL the Charged Property real and personal charged by the within-written Debenture TO HOLD the same unto the Company freed and discharged from the within-written Debenture and all principal moneys, interest, claims and demands whatsoever thereunder

PROVIDED THAT this release shall not discharge the Company from any liability to the Bank remaining to be paid or any other security held by the Bank

IN WITNESS whereof the Bank has signed this instrument as a deed and has delivered it upon its being dated.

SIGNED as a deed by

_________________________________________________
as Attorney for and on behalf of LLOYDS BANK, PLC in the presence of:

_________________________________________________

_________________________________________________


                                       33